UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
________________________
FORM 8-K
 ________________________
Current Report
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 17, 2025
________________________
LKQ CORPORATION
(Exact name of registrant as specified in its charter)
_______________________

Delaware	001-42002	36-4215970
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

5846 Crossings Boulevard
Antioch, Tennessee		37013
(Address of principal executive offices)		(Zip Code)
Registrant's telephone number, including area code: (615) 781-5200

N/A
(Former name or former address, if changed since last report)

 ________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.01 per share	LKQ	The Nasdaq Global Select Market
4.125% Notes due 2031	LKQ31	The Nasdaq Global Select Market
Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company      ☐
If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.
On December 17, 2025, LKQ Corporation (the “Company”), the other Borrowers party thereto, the financial institutions listed on the signature pages thereof, and Wells Fargo Bank, National Association, as Administrative Agent (the “Administrative Agent”), entered into that certain Amendment No. 5 to Credit Agreement (“Amendment No. 5”), which amends that certain Credit Agreement, dated as of January 5, 2023, by and among the Company, the Subsidiary Borrowers from time to time party thereto, the Lenders from time to time party thereto and the Administrative Agent (as amended, restated, amended and restated, supplemented or otherwise modified prior to Amendment No. 5, the “Existing Credit Agreement”). The Existing Credit Agreement is described in the Current Report on Form 8-K that the Company filed with the SEC on January 6, 2023. Amendment No. 5 amends the Existing Credit Agreement to, among other things, extend the “Revolving Credit Maturity Date” to December 17, 2030. The other material terms of the Existing Credit Agreement remain unchanged. In particular, the “Term Loan Maturity Date” is unchanged and remains January 5, 2027. The Existing Credit Agreement, as amended by Amendment No. 5, is referred to herein as the “Amended Credit Agreement”.

On December 17, 2025, the Company, the financial institutions listed on the signature pages thereof, and the Administrative Agent, entered into that certain Amendment No. 4 to Term Loan Credit Agreement (“CAD Note Amendment No. 4”), which amends that certain Term Loan Credit Agreement, dated as of March 27, 2023, by and among the Company, the Lenders from time to time party thereto, and the Administrative Agent (as amended, restated, amended and restated, supplemented and/or otherwise modified prior to CAD Note Amendment No. 4, the “Existing CAD Note”). The Existing CAD Note is described in the Current Report on Form 8-K that the Company filed with the SEC on March 28, 2023. CAD Note Amendment No. 4 amends the Existing CAD Note to, among other things, (a) extend the “Maturity Date” to March 17, 2029 and (b) make certain conforming changes to the amendments to the Existing Credit Agreement reflected pursuant to Amendment No. 5. The other material terms of the Existing CAD Note remain unchanged. The Existing CAD Note, as amended by CAD Note Amendment No. 4, is referred to herein as the “Amended CAD Note”.

The foregoing description of Amendment No. 5 does not purport to be complete and is qualified in its entirety by reference to the full text of Amendment No. 5, a copy of which is attached hereto as Exhibit 4.1. The foregoing description of CAD Note Amendment No. 4 does not purport to be complete and is qualified in its entirety by reference to the full text of CAD Note Amendment No. 4, a copy of which is attached hereto as Exhibit 4.2.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 8.01	Other Events.
On November 26, 2025, the Company, the other Borrowers party thereto, the financial institutions listed on the signature pages thereof, and the Administrative Agent, entered into that certain Amendment No. 4 to Credit Agreement (“Amendment No. 4”), which amended the Existing Credit Agreement to, among other things, reflect certain changes to the definition of “UK Joint Venture”.

On November 26, 2025, the Company, the financial institutions listed on the signature pages thereof, and the Administrative Agent, entered into that certain Amendment No. 3 to Term Loan Credit Agreement (“CAD Note Amendment No. 3”) which amended the Existing CAD Note to, among other things, made certain conforming changes to the amendments to the Existing Credit Agreement reflected pursuant to Amendment No. 4.

Neither Amendment No. 4 nor CAD Note Amendment No. 3 is a material definitive agreement for purposes of Item 1.01 of Form 8-K. However, in order to provide the Company’s investors additional information regarding the terms of the Amended Credit Agreement and Amended CAD Note, the Company is attaching copies of Amendment No. 4 and CAD Note Amendment No. 3 to this Current Report on Form 8-K instead of delaying the filing of such amendments to the Company’s next Annual Report on Form 10-K pursuant to Item 604(a)(4) of Regulation S-K.

The foregoing description of Amendment No. 4 does not purport to be complete and is qualified in its entirety by reference to the full text of Amendment No. 4, a copy of which is attached hereto as Exhibit 4.3. The foregoing description of CAD Note Amendment No. 3 does not purport to be complete and is qualified in its entirety by reference to the full text of CAD Note Amendment No. 3, a copy of which is attached hereto as Exhibit 4.4.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number	Description of Exhibit
4.1	Amendment No. 5, dated as of December 17, 2025, to Credit Agreement, dated as of January 5, 2023, by and among LKQ Corporation and certain additional subsidiaries of LKQ Corporation, as borrowers, certain financial institutions, as lenders, and Wells Fargo Bank, National Association, as administrative agent.
4.2	Amendment No. 4, dated as of December 17, 2025, to Term Loan Credit Agreement, dated as of March 27, 2023, by and among LKQ Corporation as borrower, certain financial institutions, as lenders, and Wells Fargo Bank, National Association, as administrative agent.
4.3	Amendment No. 4, dated as of November 26, 2025, to Credit Agreement, dated as of January 5, 2023, by and among LKQ Corporation and certain additional subsidiaries of LKQ Corporation, as borrowers, certain financial institutions, as lenders, and Wells Fargo Bank, National Association, as administrative agent.
4.4	Amendment No. 3, dated as of November 26, 2025, to Term Loan Credit Agreement, dated as of March 27, 2023, by and among LKQ Corporation as borrower, certain financial institutions, as lenders, and Wells Fargo Bank, National Association, as administrative agent.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: December 18, 2025

LKQ CORPORATION

By:	/s/ Matthew J. McKay
Matthew J. McKay
Senior Vice President, General Counsel and Corporate Secretary